Exhibit 10.1
                                                 ------------


6-1162-MDH-150R1

June 3, 1997

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:      Letter Agreement No. 6-1162-MDH- 150R1 to Purchase
              Agreement No. 1485, 1595, 1602, 1663, 1670 and
              Agreement of Purchase 6-1162-MDH-454 - [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
              CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement Nos. 1485, 1595, 1602, 1663 and 1670 (each individually a "Purchase Agreement", and collectively the "Purchase Agreements") between The Boeing
Company ("Boeing") and United Air Lines, Inc. ("Buyer") relating to the sale by Boeing and the purchase by Buyer of 737, 747, 757, 767 and 777 aircraft (hereinafter referred to as the Aircraft). Further reference is made to Agreement of Purchase No. 6-1162-MDH-454, such term AOP shall be deemed to include any Final Form of Purchase Agreement, as defined therein, entered pursuant thereto between Boeing and Buyer relating to the sale by Boeing and the purchase by Buyer {AOP} of certain 767-322 {De-rated -322ER} aircraft {hereinafter referred to as the 767-322 Aircraft}.

This letter agreement ("Letter Agreement"), when accepted by Buyer, will become part of each Purchase Agreement and AOP and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreements and AOP, and not defined herein, shall have the same meaning as in such Purchase Agreements and AOP. If there is any inconsistency between the terms of this Letter Agreement and any such Purchase Agreement or AOP or any Purchase Agreement Amendment thereto the terms of this Letter Agreement will govern.

United Air Lines, Inc.
6-1162-MDH-150R1 Page 2

1 .       Widebody Business Concessions.
          -----------------------------

This Letter Agreement sets forth certain business concessions extended by Boeing to Buyer as part of the following Supplemental
Agreements to the Purchase Agreements {the Supplemental
Agreements}:

          Supplemental Agreement No. 6 dated May 30, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 7 dated July 11, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 4 dated May 30, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 5 dated July 11, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 8 dated May 30, 1996 to
          Purchase Agreement No. 1670

          Supplemental Agreement No. 9 dated July 11, 1996 to
          Purchase Agreement No. 1670

Each such Supplemental Agreement identified certain Aircraft to be purchased by Buyer to satisfy certain commitments of Buyer as set forth in Letter Agreement No. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such Aircraft and their respective months and years of scheduled delivery are set forth in Attachment No. 1 to this Letter Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft and their respective months and years of scheduled delivery are set forth in such Attachment No. 1 to this Letter Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 3

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

Such interest will be calculated using the 90 day AA Federal Reserve Commercial Paper Composite rate as posted on page 120 in Telerate (the Agreed Interest Rate), as on the close of business on the first day of each quarter. The accrued interest will be paid by wire transfer to Buyer on the first business day of the following quarter. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 4

                     A = B x C/(D-E) where

       A    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       B    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       C    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       D    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       E    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

              1.2.1 Letter Agreement No. 1670-5R dated as of December 18, 1990, accepted and agreed to by Buyer on August 2, 1991 is amended to delete the Model 747-422 Option Aircraft listed in Attachment No. 2 hereto, and as so amended such Letter Agreement No. 1670-5R shall remain in full force and effect, and

              1.2.2 the following letter agreements shall be deemed canceled and of no further force and effect:

    Letter Agreement No.   Title                Purchase Agreement No.
    -------------------    -----                ---------------------

           1485-8*       Option Aircraft (Block E)     1485
           1663-5        Option Aircraft               1663
           1595-4        Option Aircraft               1595

United Air Lines, Inc.
6-1162-MDH-150R1 Page 5

Notwithstanding the cancellation of Letter Agreement No. 1485-8, Boeing and Buyer agree the provisions of paragraph 11. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Letter Agreement No. 6-1162-TML-388 shall be applicable to the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 6

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 7

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 8

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 9


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].


Such interest under both advance payment schedules is to be calculated at an annual rate of 9% on a 365/366 day year (simple interest) up to and including the date of delivery of the applicable Aircraft.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

2.        Widebody Customer Support Matters.
          ---------------------------------

              2.1   737-300/500 Thrust Reverser Warning Light.
                    -----------------------------------------

     Following Boeing's receipt of Buyer's no charge purchase order Boeing shall ship to Buyer the following:

United Air Lines, Inc.
6-1162-MDH-150R1 Page 10

Part No.                      Qty.               Description
-------                       ---                -----------

65-73606-170                  12             Engine Accessory Unit


              2.2   Boeing Pilot Training Programs - Model
                    --------------------------------------
                    747/757/767/777.
                    ---------------

For the Model 747, 757, 767 and 777 aircraft, following Boeing's receipt of Buyer's [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing shall provide to Buyer the following quantity of sets of Boeing Pilot Training
Programs:

               Description             Qty. per Model
               -----------             --------------

  Flight Training CBT Courseware          [*CONFIDENTAIL
  (including Flight Crew Training         MATERIAL
  and Cabin Attendant)                    OMITTED AND
                                          FILED
  Flight Crew Video Briefings             SEPARATELY
                                          WITH THE
  Full sized colored instrument           SECURITIES AND
  panel configuration illustration        EXCHANGE
                                          COMMISSION
  Electrically Plotted or Computer        PURSUANT TO A
  Graphics Metafile Format                REQUEST FOR
                                          CONFIDENTIAL
                                          TREATMENT]

              2.3   Model 777 Simulator Data Package.
                    --------------------------------

Following Boeing's receipt of Buyer's [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will deliver to Buyer Model 777 Simulator Data Packages to allow Buyer to:

                  2.3.1 Add 777 "B" Market capability to its "A" Market Simulator; and
                  2.3.2     Add 777 "A" Market capability to its "B"
                            Market simulator.

United Air Lines, Inc.
6-1162-MDH-150R1 Page 11


              2.4  Model 757 Simulator Data Package - 1997 Price.
                   ---------------------------------------------

For Subsequent Sets of Model 757 Simulator Data Packages and Concurrent Sets of Model 757 Simulator Data Packages purchased under Letter Agreement No. 6-1162-GKW-263 to Purchase Agreement No. 1485, Boeing shall extend to Buyer Boeing's 1997 price of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Subsequent Set and [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Concurrent Set.

              2.5  Flight Simulator Hardware Support.
                   ---------------------------------

                  2.5.1 For the Model 747 and 757, Boeing will work with Buyer to pre-implement a set of either long lead, or a complete set of, hardware for a new simulator in the required simulator tail number. Buyer will submit to Boeing a "coverage" P/O which will not be executed until selection of a simulator manufacturer to be used in this pre-implementation. Boeing also pre-implements generic simulator long-lead hardware that may be allocated to Buyer with appropriate notification. Kits are allocated based on notification, lead times, training needs, airplane delivery, etc. Notification must occur in a timely fashion or kits may not be available as required by Buyer. Once the kit is allocated, Buyer will then have first right of refusal on it. Only hardware requirement dates of greater than six months on receipt of order will be accepted by Boeing for hardware required in addition to allocated pre-implemented kit.

                  2.5.2 Required Boeing proprietary hardware may be purchased at the then-current Boeing Spares Catalog prices. In the event that Buyer elects to submit Purchase Orders to Boeing for selected vendor hardware, such Purchase Orders shall be processed by Boeing in the same manner as sustaining spares for the Aircraft, in accordance with the applicable terms and conditions of Spare Parts General Terms Agreement No. 22, dated October 25, 1967 as amended and supplemented.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. This service will apply to Buyer's Fleet indicated above and will be provided [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer for a period of ten (10) years commencing with the delivery [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150R1 Page 12

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

All Manuals specified in this paragraph 2.7 will be produced in accordance with Air Transport Association (ATA) Specification 100, and to the revision level specified in the applicable Purchase Agreement. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If Boeing introduces and offers new technical documentation formats not currently offered, Buyer may elect to substitute the formats, in lieu of the existing formats, at Boeing's then current price and applicable terms and conditions.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150R1 Page 13

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.      Confidentiality.
        ---------------

This Letter Agreement is subject to the confidentiality provisions of the following Letter Agreements and the AOP.

            Letter Agreement No.       Purchase Agreement No.
            -------------------        ---------------------

                 6-1162-GKW-132             1485
                 6-1162-DLJ-886             1670
                 6-1162-DLJ-832             1663
                 6-1162-GKW-653             1595

United Air Lines, Inc.
6-1162-MDH-150R1 Page 14


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By  /s/ M.D. Hurt
    -------------
Its  Attorney In Fact
     ----------------

ACCEPTED AND AGREED TO this

Date:  June 3, 1997
       ------------

UNITED AIR LINES, INC.



By  /s/ Douglas A. Hacker
    ---------------------
      Douglas A. Hacker
Its   Senior Vice President and
      Chief Financial Officer
      -----------------------

Attachment No. 1 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 2 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 2 to
6-1162-MDH-150R1 Page 2

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 2 to
6-1162-MDH-150R1 Page 3

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 3 to
6-1162-MDH-150R1
5/30/97 12:07 AM

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 4 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 5 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 6 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]